                       ==================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                JANUARY 14, 1997


                           AAMES CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      CALIFORNIA                   333-10185                  95-4438859
      ----------                   ---------                  ----------
(State or other jurisdiction      (Commission              (I.R.S. employer
  of incorporation)               file number)           identification no.)


     AAMES CAPITAL CORPORATION                                 90010
3731 WILSHIRE BOULEVARD, 10TH FLOOR                         ----------
     LOS ANGELES, CALIFORNIA                                (ZIP Code)
----------------------------------------
(Address of principal executive offices)


                                 (213) 351-6100
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   NO CHANGE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




                       ==================================

Item 5. Other Events 1


         Aames Capital Corporation (the "SPONSOR") registered up to $1,500,000,000 principal amount of Mortgage Pass-Through Certificates pursuant to Rule 415 of the Securities Act of 1933, as amended (the "ACT"), pursuant to a Registration Statement on Form S-3, including a prospectus (Registration Statement File No. 333-10185) (as amended, the "REGISTRATION STATEMENT"). Pursuant to the Registration Statement, the Sponsor filed a Prospectus Supplement, and a Prospectus, each dated December 11, 1996 (collectively, the "PROSPECTUS"), relating to $600,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1996-D (the "CERTIFICATES"), issued by Aames Mortgage Trust 1996-D (the "TRUST") on December 27, 1996 (the "CLOSING DATE"). The Certificates consist of the Class A-1A, Class A-1B, Class A-1C, Class A-1D, Class A-IE, Class A-IF, Class A-1G and Class A-2 Certificates (together, the "CLASS A CERTIFICATES") and Class R Certificates. Only the Class A Certificates were offered by the Prospectus.


         The Certificates represent the entire undivided interest in the Trust created pursuant to the Pooling and Servicing Agreement dated as of December 1, 1996 (the "POOLING AND SERVICING AGREEMENT") between the Sponsor, in the capacity of Seller and Servicer, and Bankers Trust Company of California, N.A., as trustee (the "TRUSTEE"). On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "MORTGAGE POOL") of two groups (each, a "MORTGAGE LOAN GROUP") of home equity mortgage loans (together, the "INITIAL MORTGAGE LOANS"), (ii) amounts on deposit in a purchase account (the "PURCHASE ACCOUNT") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy issued by Financial Security Assurance Inc. (the "CERTIFICATE INSURER"). On the Closing Date, cash in the amount of $128,384,499.68 (the "PURCHASE ACCOUNT DEPOSIT") was deposited in the Purchase Account in the name of the Trustee. The Purchase Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "SUBSEQUENT MORTGAGE LOANS") on or before January 14, 1997. Approximately $46,974,445.87 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing fixed rates of interest to be included in the Fixed Rate Group, and approximately $81,410,053.81 of the Purchase Account Deposit was allocated for the purchase of Subsequent Mortgage Loans bearing adjustable rates of interest to be included in the Adjustable Rate Group.

         On January 14, 1997, the Trustee, on behalf of the Trust, and the Sponsor entered into a Subsequent Transfer Agreement, dated as of such date (the "SUBSEQUENT TRANSFER AGREEMENT"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $47,057,860.76 aggregate principal balance of Subsequent Mortgage Loans to be included in the Fixed Rate Group for a purchase price of $44,704,967.72 and $82,811,712.64 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price of $78,671,127.01.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the date of the Prospectus. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates. Annex A which follows contains a description of the final Mortgage Pool.


         1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-10185.

                                    ANNEX A:


                        DESCRIPTION OF THE MORTGAGE POOL



         The following is a brief description of certain terms of the Mortgage Loans, including the Subsequent Mortgage Loans. Information contained herein is presented with respect to the Initial Mortgage Loans as of the Cut-off Date (as defined in the Pooling and Servicing Agreement) and with respect to the Subsequent Mortgage Loans as of the Subsequent Cut-off Date (as defined in the Subsequent Transfer Agreement). The description of the Mortgage Pool below does not reflect any payments with respect to the Mortgage Loans after the Cut-off Date or the Subsequent Cut-off Date. The Mortgage Pool consists of 8,076 Mortgage Loans and has an aggregate principal balance of $603,284,068.69. Set forth below is more detailed information regarding the Mortgage Pool by Mortgage Loan Group.

FIXED RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group was $242,083,414.89. Approximately 88.81%, 7.73% and 3.46% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable), were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.47% of the Mortgage Loans in the Fixed Rate Group were secured by Mortgaged Properties located in any single postal ZIP code.


         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Fixed Rate Group did not exceed 89.55% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Fixed Rate Group was approximately 66.19%. The maximum and average loan sizes of the Mortgage Loans in the Fixed Rate Group were $429,221.32 and approximately $57,203.08, respectively. The average appraised value of the Mortgaged Properties securing Mortgage Loans in the Fixed Rate Group at origination of the related Mortgage Loans was approximately $114,086.32.


         The interest rates borne by the Mortgage Loans (each, a "MORTGAGE INTEREST RATE") in the Fixed Rate Group ranged from 7.74% per annum to 17.75% per annum. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Fixed Rate Group was approximately 11.16% per annum.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Fixed Rate Group was approximately 292.7 months. The weighted average original term to maturity of the Mortgage Loans in the Fixed Rate Group was approximately 293.6 months. The weighted average seasoning of the Mortgage Loans in the Fixed Rate Group was approximately one month.

         Based on the Aggregate Principal Balance of the Mortgage Loans in the Fixed Rate Group, 88.22% of the Mortgage Loans provide for the payment of principal and interest on a level basis to fully amortize such Mortgage Loans over their respective stated terms. The remaining 11.78% of the Mortgage Loans in the Fixed Rate Group are Balloon Loans which will provide for regular monthly payments of principal and interest computed on the basis of an amortization term that is longer than the related term to stated maturity, with a "balloon payment" due at stated maturity that will be significantly larger than the monthly payments. The Mortgage Loans in the Fixed Rate Group have original terms to maturity of up to 30 years.

ADJUSTABLE RATE GROUP

         The Aggregate Principal Balance of the Mortgage Loans in the Adjustable Rate Group was $361,200,653.80. Approximately 89.10%, 6.15% and 4.76% of the Mortgaged Properties (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were single family residences, two- to four-family residences and units in condominium developments, townhouses or modular homes, respectively, and no more than 0.37% of the Mortgage Loans in the Adjustable Rate Group (by Cut-off Date or Subsequent Cut-off Date Principal Balance, as applicable) were secured by Mortgaged Properties located in any single postal ZIP code.


         The original Combined Loan-to-Value Ratio of any Mortgage Loan in the Adjustable Rate Group did not exceed 97.54% and the original weighted average Combined Loan-to-Value Ratio of all Mortgage Loans in the Adjustable Rate Group was approximately 69.63% . The maximum and average loan size of the Mortgage Loans in the Adjustable Rate Group were $698,904.55 and $93,964.79, respectively. The average appraised value of the Mortgaged Properties was $138,834.56.


         The Mortgage Loans in the Adjustable Rate Group bear interest rates that, after a period of approximately six months, one year, eighteen months, two years, three years, five years or seven years after the related date of origination, adjust based on the London interbank offered rate for six-month United States dollar deposits based on quotations of major banks as published in The Wall Street Journal. The Mortgage Loans in the Adjustable Rate Group have semi-annual interest rate and payment adjustment frequencies after the first interest rate adjustment date. The weighted average Mortgage Interest Rate of the Mortgage Loans in the Adjustable Rate Group was approximately 10.34% per annum. The Mortgage Loans in the Adjustable Rate Group had a weighted average gross margin of approximately 7.06%. The gross margin for the Mortgage Loans in the Adjustable Rate Group ranged from 3.00% to 10.875%. Each Mortgage Loan in the Adjustable Rate Group has a semi-annual adjustment cap of 1% to 3% above the interest rate in effect for such Mortgage Loan prior to such adjustment; provided, however, that for certain of such Mortgage Loans the semi-annual adjustment cap does not apply in the case of the first interest rate adjustment date. The maximum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "MAXIMUM RATES") ranged from 11.75% per annum to 24.55% per annum. The Mortgage Loans in the Adjustable Rate Group have a weighted average Maximum Rate of approximately 16.99% per annum. The minimum rates at which interest may accrue on the Mortgage Loans in the Adjustable Rate Group (the "MINIMUM RATES") ranged from 4.75% per annum to 17.55% per annum. The weighted average Minimum Rate was approximately 10.40% per annum.

         Loans in the Adjustable Rate Group have original terms to maturity of up to 30 years.

         The weighted average remaining term to stated maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 357 months. The weighted average original term to maturity of the Mortgage Loans in the Adjustable Rate Group was approximately 358.25 months. The weighted average seasoning of the Mortgage Loans in the Adjustable Rate Group was approximately one month.

         Approximately 0.15 % of the Mortgage Loans in the Adjustable Rate Group are Balloon Loans.

                           FIXED RATE GROUP
                      TYPE OF MORTGAGED PROPERTY


                                                                      PERCENTAGE OF
                                                                      CUT-OFF DATE
                                   NUMBER OF         AGGREGATE          AGGREGATE
PROPERTY TYPE                    MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------                    --------------  -----------------  -----------------
Single Family Residence.........     3,787        $214,983,917.90         88.81%
Two- to Four-Family Residence...       313          18,720,196.88          7.73%
Condominium Unit................       132           8,379,300.11          3.46%
                                     -----        ---------------        ------
        TOTAL...................     4,232        $242,083,414.89        100.00%



                           FIXED RATE GROUP
                           OCCUPANCY STATUS

                                                                        PERCENTAGE OF
                                                                        CUT-OFF DATE
                                    NUMBER OF         AGGREGATE          AGGREGATE
OCCUPANCY STATUS                  MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
----------------                  --------------  -----------------  -----------------
Owner Occupied..................      3,812        $222,217,379.28         91.79%
Non Owner Occupied/Investment
  Property......................        420          19,866,035.61          8.21%
                                      -----        ---------------        ------
        TOTAL...................      4,232        $242,083,414.89        100.00%


                           FIXED RATE GROUP
                           PRIORITY OF LIEN

                                                                       PERCENTAGE OF
                                                                       CUT-OFF DATE
                                    NUMBER OF         AGGREGATE          AGGREGATE
LIEN PRIORITY                     MORTGAGE LOANS  PRINCIPAL BALANCE  PRINCIPAL BALANCE
-------------                     --------------  -----------------  -----------------
First Lien......................      3,418       $218,662,423.96           90.33%
Second Lien.....................        807         23,268,115.59            9.61%
Third Lien......................          7            152,875.34            0.06%
                                      -----       ---------------          ------
        TOTAL...................      4,232       $242,083,414,89          100.00%

                                FIXED RATE GROUP

                      TYPE OF LOAN BY AMORTIZATION METHOD

                                                                          PERCENTAGE OF
                                                                          CUT-OFF DATE
                                   NUMBER OF       AGGREGATE UNPAID        AGGREGATE
AMORTIZATION METHOD              MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------              --------------    -----------------    -----------------
Fully Amortizing ...............     3,709          $213,573,175.03          88.22%
Partially Amortizing/Balloon ...       523            28,510,239.86          11.78%
                                     -----          ---------------         ------
    TOTAL ......................     4,232          $242,083,414.89         100.00%
                                     =====          ===============         ======


                                FIXED RATE GROUP

                         COMBINED LOAN-TO-VALUE RATIOS

                                                                            PERCENTAGE OF
RANGE OF COMBINED                                                           CUT-OFF DATE
  LOAN-TO-VALUE                    NUMBER OF        AGGREGATE UNPAID          AGGREGATE
     RATIOS                      MORTGAGE LOANS    PRINCIPAL BALANCE     PRINCIPAL BALANCE
-----------------                --------------    -----------------     -----------------
 5.33% to 10.00% ...............        16          $    244,848.78           0.10%
10.01% to 15.00% ...............        30               628,742.62           0.26%
15.01% to 20.00% ...............        53             1,249,412.05           0.52%
20.01% to 25.00% ...............        72             1,996,948.15           0.82%
25.01% to 30.00% ...............        82             3,042,768.52           1.26%
30.01% to 35.00% ...............       106             4,194,017.32           1.73%
35.01% to 40.00% ...............       135             5,391,067.77           2.23%
40.01% to 45.00% ...............       128             5,960,069.58           2.46%
45.01% to 50.00% ...............       190             9,590,955.50           3.96%
50.01% to 55.00% ...............       218            11,999,132.53           4.96%
55.01% to 60.00% ...............       317            16,337,212.39           6.75%
60.01% to 65.00% ...............       691            38,303,970.17          15.82%
65.01% to 70.00% ...............       740            40,483,745.62          16.72%
70.01% to 75.00% ...............       795            48,018,969.78          19.84%
75.01% to 80.00% ...............       470            38,703,737.39          15.99%
80.01% to 85.00% ...............       169            14,285,161.90           5.90%
85.01% to 89.55% ...............        20             1,652,654.82           0.68%
                                     -----          ---------------         ------
      TOTAL ....................     4,232          $242,083,414.89         100.00%

                                FIXED RATE GROUP
                           ORIGINAL TERM TO MATURITY

                                                                    PERCENTAGE OF
    RANGE OF                                                        CUT-OFF DATE
ORIGINAL TERMS TO               NUMBER OF     AGGREGATE UNPAID        AGGREGATE
MATURITY (MONTHS)             MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-----------------             --------------  -----------------   -----------------
60 ........................          55       $    907,108.97          0.37%
61  to 72 .................           5            128,893.21          0.05%
73  to 84 .................          26            602,009.39          0.25%
85  to 96 .................          11            289,454.92          0.12%
97  to 108 ................           2             36,835.99          0.02%
109 to 120 ................         189          4,754,751.55          1.96%
133 to 144 ................           3            178,187.50          0.07%
145 to 156 ................           3             90,822.17          0.04%
157 to 168 ................           1             13,000.00          0.01%
169 to 180 ................       1,730         75,765,626.46         31.30%
181 to 192 ................          31          1,274,320.54          0.53%
217 to 228 ................           1             56,200.00          0.02%
229 to 240 ................          56          3,352,952.94          1.39%
289 to 300 ................           7            616,577.19          0.25%
349 to 360 ................       2,112        154,016,674.06         63.62%
                                  -----       ---------------        ------
   TOTAL ..................       4,232       $242,083,414.89        100.00%


                                FIXED RATE GROUP
                           REMAINING TERM TO MATURITY

                                                                    PERCENTAGE OF
    RANGE OF                                                        CUT-OFF DATE
REMAINING TERMS TO                NUMBER OF   AGGREGATE UNPAID          AGGREGATE
 MATURITY (MONTHS)            MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
------------------            --------------  -----------------   -----------------
58  to 60 .................          56       $    947,042.94          0.39%
61  to 72 .................           4             88,959.24          0.04%
73  to 84 .................          26            602,009.39          0.25%
85  to 96 .................          11            289,454.92          0.12%
97  to 108 ................           2             36,835.99          0.02%
109 to 120 ................         189          4,754,751.55          1.96%
133 to 144 ................           3            178,187.50          0.07%
145 to 156 ................           3             90,822.17          0.04%
157 to 168 ................           1             13,000.00          0.01%
169 to 180 ................       1,745         76,505,150.47         31.60%
181 to 192 ................          16            534,796.53          0.22%
217 to 228 ................           1             56,200.00          0.02%
229 to 240 ................          56          3,352,952.94          1.39%
289 to 300 ................           7            616,577.19          0.25%
349 to 360 ................       2,112        154,016,674.06         63.62%
                                  -----       ---------------        ------
   TOTAL ..................       4,232       $242,083,414.89        100.00%

                                FIXED RATE GROUP

                        RANGE OF MORTGAGE INTEREST RATES


------------------------    --------------   -----------------     -------------
                                                                     PERCENTAGE OF
                                                                     CUT-OFF DATE
RANGE OF MORTGAGE                 NUMBER OF     AGGREGATE UNPAID        AGGREGATE
  INTEREST RATES                MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-----------------               --------------  -----------------   -----------------
 7.74000% to  8.00000% .......        22        $  1,453,509.36          0.60%
 8.00001% to  8.50000% .......        84           6,064,276.45          2.51%
 8.50001% to  9.00000% .......       226          18,368,281.59          7.59%
 9.00001% to  9.50000% .......       342          25,841,051.47         10.67%
 9.50001% to 10.00000% .......       472          35,739,124.66         14.76%
10.00001% to 10.50000% .......       347          22,507,478.03          9.30%
10.50001% to 11.00000% .......       455          26,968,658.91         11.14%
11.00001% to 11.50000% .......       395          19,947,904.68          8.24%
11.50001% to 12.00000% .......       426          19,301,436.51          7.97%
12.00001% to 12.50000% .......       302          14,094,656.19          5.82%
12.50001% to 13.00000% .......       265          13,186,163.10          5.45%
13.00001% to 13.50000% .......       218           8,704,447.06          3.60%
13.50001% to 14.00000% .......       197           8,159,646.17          3.37%
14.00001% to 14.50000% .......       165           6,774,144.96          2.80%
14.50001% to 15.00000% .......        98           3,870,068.22          1.60%
15.00001% to 15.50000% .......        88           4,207,054.82          1.74%
15.50001% to 16.00000% .......        63           3,551,663.10          1.47%
16.00001% to 16.50000% .......        36           1,742,822.61          0.72%
16.50001% to 17.00000% .......        21           1,200,154.64          0.50%
17.00001% to 17.50000% .......         7             280,908.19          0.12%
17.50001% to 17.75000% .......         3             119,964.17          0.05%
                                   -----        ---------------        -------
        TOTALS                     4,232        $242,083,414.89        100.00%


                                FIXED RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE


                                                                       Percentage of
                                                                       Cut-off Date
     Range of                     Number of                             Aggregate
   Cut-off Date                    Mortgage       Aggregate Unpaid      Principal
Principal Balances                  Loans         Principal Balance      Balance
------------------                ---------       -----------------    -------------
$  9,722.85 to $ 50,000.00 .....      2,344        $ 70,332,393.29          29.05%
$ 50,000.01 to $100,000.00 .....      1,352          96,978,761.45          40.06%
$100,000.01 to $150,000.00 .....        398          47,484,644.39          19.61%
$150,000.01 to $200,000.00 .....         87          14,833,361.08           6.13%
$200,000.01 to $250,000.00 .....         36           7,918,531.69           3.27%
$250,000.01 to $300,000.00 .....         10           2,733,930.61           1.13%
$300,000.01 to $350,000.00 .....          3           1,007,571.06           0.42%
$350,000.01 to $400,000.00 .....          1             365,000.00           0.15%
$400,000.01 to $429,221.32 .....          1             429,221.32           0.18%
                                  ---------        ---------------        --------
          TOTAL                       4,232        $242,083,414.89         100.00%



                                FIXED RATE GROUP
                       ORIGINATORS OF THE MORTGAGED LOANS

                                                                 Percentage of
                                                Aggregate        Cut-off Date
                              Number of          Unpaid            Aggregate
                              Mortgage          Principal          Principal
Originator                      Loans            Balance            Balance
----------                    ---------       --------------     -------------
Affiliated .................    3,092        $168,485,554.47          69.60%
Unaffiliated ...............    1,140          73,597,860.42          30.40%
                              ---------      ---------------     -------------
        TOTAL                   4,232        $242,083,414.89         100.00%

                               FIXED RATE GROUP
              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                  Percentage of
                                                                  Cut-off Date
                               Number of                            Aggregate
                               Mortgage      Aggregate Unpaid       Principal
State                           Loans        Principal Balance       Balance
-----                          ---------     -----------------    -------------
California ...................    876        $ 59,838,155.25          24.72%
Florida ......................    415          22,205,860.15           9.17%
Illinois .....................    297          15,771,634.77           6.51%
Washington ...................    249          14,142,083.29           5.84%
Ohio .........................    256          12,965,831.51           5.36%
Michigan .....................    252          10,846,264.70           4.48%
Oregon .......................    171          10,232,854.87           4.23%
Colorado .....................    184          10,144,981.23           4.19%
Pennsylvania .................    205           8,650,815.16           3.57%
Arizona ......................    172           8,386,982.69           3.46%
Utah .........................    148           8,086,794.66           3.34%
New Jersey ...................     80           7,886,001.83           3.26%
Indiana ......................    197           7,513,912.83           3.10%
New York .....................     73           6,649,425.08           2.75%
Hawaii .......................     30           5,254,693.73           2.17%
Maryland .....................     91           4,658,402.65           1.92%
Georgia ......................     72           3,790,740.41           1.57%
Nevada .......................     66           3,657,652.36           1.51%
Connecticut ..................     55           3,281,627.79           1.36%
North Carolina ...............     73           3,123,886.34           1.29%
Texas ........................     55           2,764,105.01           1.14%
Virginia .....................     41           2,545,469.23           1.05%
Minnesota ....................     34           2,282,782.67           0.94%
Massachusetts ................     20           1,561,346.11           0.64%
Missouri .....................     36           1,185,020.83           0.49%
South Carolina ...............     22             989,610.08           0.41%
District of Columbia .........     11             844,260.59           0.35%
Wisconsin ....................      8             483,767.66           0.20%
Rhode Island .................      6             449,338.20           0.19%
New Mexico ...................      3             341,809.86           0.14%
Kentucky .....................      7             304,269.46           0.13%
Kansas .......................      5             241,950.00           0.10%
Oklahoma .....................      4             202,710.06           0.08%
Mississippi ..................      3             172,447.41           0.07%
Tennessee ....................      5             153,032.92           0.06%
Maine ........................      2             108,971.18           0.05%
Delaware .....................      2             101,943.96           0.04%
Alaska .......................      1              99,725.19           0.04%
New Hampshire ................      1              55,179.78           0.02%
South Dakota .................      1              43,374.46           0.02%
Iowa .........................      1              24,700.00           0.01%
Louisiana ....................      1              24,073.36           0.01%
Montana ......................      1              14,925.57           0.01%
                                -----        ---------------         ------
    TOTAL                       4,232        $242,083,414.89         100.00%

                             ADJUSTABLE RATE GROUP
                           TYPE OF MORTGAGED PROPERTY


                                                                   Percentage of
                                                                    Cut-off Date
                               Number of       Aggregate Unpaid       Aggregate
Property Type               Mortgage Loans    Principal Balance   Principal Balance
-------------               --------------    -----------------   -----------------
Single Family Residence..        3,404         $321,819,617.74          89.10%
Two- to Four-Family
  Residence..............          254           22,202,405.35           6.15%
Condominium Unit.........          186           17,178,630.71           4.76%
                                 -----          --------------         -------
        TOTAL............        3,844         $361,200,653.80         100.00%


                             ADJUSTABLE RATE GROUP
                               OCCUPANCY STATUS



                                                                   Percentage of
                                                                    Cut-off Date
                               Number of       Aggregate Unpaid       Aggregate
Occupancy Status            Mortgage Loans    Principal Balance   Principal Balance
--------------------        --------------    -----------------   -----------------
Owner Occupied/
   Primary Residence......       3,422         $332,870,538.86         92.16%
Non-Owner Occupied/
   Investment Property....         422           28,330,114.94          7.84%
                                 ------        ---------------        -------
        TOTAL.............       3,844         $361,200,653.80        100.00%


                             ADJUSTABLE RATE GROUP
                         COMBINED LOAN-TO-VALUE RATIOS



                                                                   Percentage of
                                                                    Cut-off Date
  Range of Combined            Number of       Aggregate Unpaid       Aggregate
Loan-to-Value Ratios        Mortgage Loans    Principal Balance   Principal Balance
--------------------        --------------    -----------------   -----------------
   8.92% to 10.00% ........          1         $     11,596.32           0.00%
  10.01% to 15.00% ........          2              141,550.00           0.04%
  15.01% to 20.00% ........          7              339,268.72           0.09%
  20.01% to 25.00% ........          4              234,817.74           0.07%
  25.01% to 30.00% ........         17              844,515.61           0.23%
  30.01% to 35.00% ........         21            1,198,633.04           0.33%
  35.01% to 40.00% ........         39            2,547,983.87           0.71%
  40.01% to 45.00% ........         43            3,416,576.44           0.95%
  45.01% to 50.00% ........         92            6,592,814.78           1.83%
  50.01% to 55.00% ........        104            8,117,150.85           2.25%
  55.01% to 60.00% ........        303           23,942,992.26           6.63%
  60.01% to 65.00% ........      1,012           85,189,709.47          23.59%
  65.01% to 70.00% ........        699           65,629,653.96          18.17%
  70.01% to 75.00% ........        836           88,133,427.06          24.40%
  75.01% to 80.00% ........        494           54,020,050.89          14.96%
  80.01% to 85.00% ........        155           18,630,507.13           5.16%
  85.01% to 90.00% ........         11            1,350,227.23           0.37%
  90.01% to 95.00% ........          3              561,950.00           0.16%
  95.01% to 97.54% ........          1              297,228.43           0.08%
                                 -----         ---------------         -------
                                 3,844         $361,200,653.80         100.00%


                             ADJUSTABLE RATE GROUP

                      TYPE OF LOAN BY AMORTIZATION METHOD


                                                                    Percentage of
                                                                     Cut-off Date
                                Number of      Aggregate Unpaid       Aggregate
Amortization Method           Mortgage Loans   Principal Balance   Principal Balance
-------------------           --------------   -----------------   -----------------
Fully Amortizing ............     3,839         $360,646,857.61         99.85%
Partially Amortizing/Balloon.         5              553,796.19          0.15%
                                  -----          --------------        ------
    TOTAL                         3,844         $361,200,653.80        100.00%



                             ADJUSTABLE RATE GROUP
                           ORIGINAL TERM TO MATURITY

                                                     Percentage of
                      Number        Aggregate        Cut-off Date
                        of           Unpaid            Aggregate
Original Terms to    Mortgage       Principal          Principal
Maturity (months)     Loans          Balance            Balance
-----------------    --------    ---------------     ------------
180 ...............       53     $  3,497,461.82           0.97%
229 to 240 ........        1           29,900.00           0.01%
349 to 360 ........    3,790      357,673,291.98          99.02%
                       -----     ---------------         ------
    TOTAL              3,844     $361,200,653.80         100.00%


                             ADJUSTABLE RATE GROUP
                           REMAINING TERM TO MATURITY

                                                     Percentage of
   Range of           Number        Aggregate        Cut-off Date
Remaining Terms         of           Unpaid            Aggregate
  to Maturity        Mortgage       Principal          Principal
   (months)           Loans          Balance            Balance
-----------------    --------   ----------------     ------------
175 to 180 ........       53     $  3,497,461.82         0.97%
229 to 240 ........        1           29,900.00         0.01%
337 to 348 ........        4          133,281.90         0.04%
349 to 360 ........    3,786      357,540,010.08        98.99%
                       -----     ---------------       ------
    TOTAL              3,844     $361,200,653.80       100.00%


                             ADJUSTABLE RATE GROUP

                        RANGE OF MORTGAGE INTEREST RATES
                               AS OF CUT-OFF DATE

                                                                 Percentage of
                                                                  Cut-off Date
                                     Number of                      Aggregate
   Range of Mortgage                 Mortgage   Aggregate Unpaid    Principal
    Interest Rates                    Loans     Principal Balance    Balance
    --------------                    -----     -----------------    -------
 4.75000% to  5.00000% ............        3      $   631,841.92       0.17%
 5.00001% to  5.50000% ............        3          559,717.85       0.15%
 5.50001% to  6.00000% ............        9        1,040,446.80       0.29%
 6.00001% to  6.50000% ............       16        2,023,794.61       0.56%
 6.50001% to  7.00000% ............       33        3,544,689.13       0.98%
 7.00001% to  7.50000% ............       57        6,699,503.57       1.85%
 7.50001% to  8.00000% ............      166       19,719,462.25       5.46%
 8.00001% to  8.50000% ............      257       28,310,421.23       7.84%
 8.50001% to  9.00000% ............      356       37,336,054.32      10.34%
 9.00001% to  9.50000% ............      368       37,905,603.92      10.49%
 9.50001% to 10.00000% ............      425       43,948,754.96      12.17%
10.00001% to 10.50000% ............      321       28,330,926.60       7.84%
10.50001% to 11.00000% ............      396       35,787,127.56       9.91%
11.00001% to 11.50000% ............      267       22,408,245.15       6.20%
11.50001% to 12.00000% ............      280       22,669,177.52       6.28%
12.00001% to 12.50000% ............      257       19,543,104.84       5.41%
12.50001% to 13.00000% ............      223       19,340,862.87       5.35%
13.00001% to 13.50000% ............      125       10,241,705.66       2.84%
13.50001% to 14.00000% ............      109        7,917,710.28       2.19%
14.00001% to 14.50000% ............       75        5,709,549.21       1.58%
14.50001% to 15.00000% ............       47        3,147,618.68       0.87%
15.00001% to 15.50000% ............       38        3,747,914.54       1.04%
15.50001% to 16.00000% ............        9          497,152.79       0.14%
16.00001% to 16.50000% ............        2           70,988.99       0.02%
17.00001% to 17.50000% ............        1           46,778.55       0.01%
17.50001% to 17.55000% ............        1           21,500.00       0.01%
                                       -----     ---------------      ------
    TOTAL                              3,844     $361,200,653.80      100.00%

                             ADJUSTABLE RATE GROUP
                         CUT-OFF DATE PRINCIPAL BALANCE

                                                                   Percentage of
                                                                   Cut-off Date
      Range of                                                       Aggregate
    Cut-off Date              Number of       Aggregate Unpaid        Principal
  Principal Balances        Mortgage Loans   Principal Balance       Balances
------------------------    --------------   -----------------     -------------
$ 10,994.65 to $ 50,000.00          869        $ 31,936,032.07           8.84%
$ 50,000.01 to $100,000.00        1,741         129,476,845.48          35.85%
$100,000.01 to $150,000.00          722          87,521,291.39          24.23%
$150,000.01 to $200,000.00          268          46,189,760.26          12.79%
$200,000.01 to $250,000.00          120          26,864,394.35           7.44%
$250,000.01 to $300,000.00           69          18,938,356.58           5.24%
$300,000.01 to $350,000.00           33          10,779,275.23           2.98%
$350,000.01 to $400,000.00            8           2,997,840.99           0.83%
$400,000.01 to $450,000.00            7           2,946,825.08           0.82%
$450,000.01 to $500,000.00            6           2,851,127.82           0.79%
$650,000.01 to $698,904.55            1             698,904.55           0.19%
                                  -----        ---------------         -------
        TOTAL                     3,844        $361,200,653.80         100.00%

                             ADJUSTABLE RATE GROUP
                             RANGE OF GROSS MARGINS

                                                                  Percentage of
                                                                  Cut-off Date
                                                                     Aggregate
                              Number of       Aggregate Unpaid       Principal
 Gross Margin               Mortgage Loans   Principal Balance       Balances
--------------              --------------   -----------------    -------------
 3.00% to  3.00% ..........           1       $     59,129.59           0.02%
 3.01% to  4.00% ..........           3            442,158.47           0.12%
 4.01% to  5.00% ..........         140         14,620,278.56           4.05%
 5.01% to  6.00% ..........         562         63,500,512.34          17.58%
 6.01% to  7.00% ..........       1,162        114,420,535.34          31.68%
 7.01% to  8.00% ..........       1,188        103,885,680.57          28.76%
 8.01% to  9.00% ..........         490         39,984,864.38          11.07%
 9.01% to 10.00% ..........         279         23,079,223.15           6.39%
10.01% to 10.88% ..........          19          1,208,271.40           0.33%
                                  -----       ---------------         -------
        TOTAL                     3,844       $361,200,653.80         100.00%

                             ADJUSTABLE RATE GROUP
                    RANGE OF MAXIMUM MORTGAGE INTEREST RATES

                                                     Percentage of
                                                        Cut-off
                                      Aggregate           Date
                        Number of       Unpaid          Aggregate
 Range of Maximum       Mortgage       Principal        Principal
  Mortgage Rates          Loans         Balance          Balance
------------------     ---------   ---------------       -------
11.75% to   12.00%          3      $    631,841.92         0.17%
12.01% to   13.00%         13         1,710,073.40         0.47%
13.01% to   14.00%         80         9,802,054.68         2.71%
14.01% to   15.00%        311        36,090,615.59         9.99%
15.01% to   16.00%        684        75,715,523.93        20.96%
16.01% to   17.00%        766        74,186,182.70        20.54%
17.01% to   18.00%        787        68,168,020.42        18.87%
18.01% to   19.00%        570        47,217,484.09        13.07%
19.01% to   20.00%        381        29,968,095.09         8.30%
20.01% to   21.00%        175        11,908,539.17         3.30%
21.01% to   22.00%         58         4,893,682.83         1.35%
22.01% to   23.00%         12           769,272.44         0.21%
23.01% to   24.00%          2            70,988.99         0.02%
24.01% to   24.55%          2            68,278.55         0.02%
                        -----      ---------------       ------
    TOTAL               3,844      $361,200,653.80       100.00%



                            ADJUSTABLE RATE GROUP
                    RANGE OF MINIMUM MORTGAGE INTEREST RATES


                                                     Percentage of
                                                        Cut-off
                                      Aggregate          Date
    Range of           Number of       Unpaid          Aggregate
    Minimum            Mortgage       Principal        Principal
 Mortgage Rates         Loans          Balance          Balance
------------------     ---------   ---------------      -------
 4.75% to    5.00%          3      $    631,841.92         0.17%
 5.01% to    6.00%         12         1,600,164.65         0.44%
 6.01% to    7.00%         51         5,669,358.74         1.57%
 7.01% to    8.00%        217        25,793,715.82         7.14%
 8.01% to    9.00%        579        62,619,083.58        17.34%
 9.01% to   10.00%        765        79,512,796.14        22.01%
10.01% to   11.00%        717        64,143,128.08        17.76%
11.01% to   12.00%        577        47,968,278.46        13.28%
12.01% to   13.00%        498        40,329,996.12        11.17%
13.01% to   14.00%        243        18,916,514.82         5.24%
14.01% to   15.00%        127         9,228,284.05         2.55%
15.01% to   16.00%         51         4,648,223.88         1.29%
16.01% to   17.00%          2            70,988.99         0.02%
17.01% to   17.55%          2            68,278.55         0.02%
                        -----      ---------------       ------
   TOTAL                3,844      $361,200,653.80       100.00%

                             ADJUSTABLE RATE GROUP

                       ORIGINATORS OF THE MORTGAGE LOANS


                                                                    PERCENTAGE OF
                                                                    CUT-OFF DATE
                                NUMBER OF     AGGREGATE UNPAID        AGGREGATE
ORIGINATOR                    MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
----------                    --------------  -----------------   -----------------
Affiliated .................    1,692          $148,300,183.25           41.06%
Unaffiliated ...............    2,152           212,900,470.55           58.94%
                                -----          ---------------          ------
    TOTAL ..................    3,844          $361,200,653.80          100.00%

                             ADJUSTABLE RATE GROUP

               GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                    PERCENTAGE OF
                                                                    CUT-OFF DATE
                                NUMBER OF     AGGREGATE UNPAID        AGGREGATE
STATE                         MORTGAGE LOANS  PRINCIPAL BALANCE   PRINCIPAL BALANCE
-----                         --------------  -----------------   -----------------
California ..................      624       $ 79,691,452.60            22.06%
Washington ..................      273         29,917,718.53             8.28%
Illinois ....................      283         25,410,456.87             7.03%
Colorado ....................      190         19,196,639.69             5.31%
Florida .....................      232         18,737,069.46             5.19%
Utah ........................      194         18,612,380.58             5.15%
Oregon ......................      185         17,193,476.50             4.76%
Connecticut .................      174         15,710,731.62             4.35%
New Jersey ..................      124         14,045,188.86             3.89%
Ohio ........................      223         12,792,102.44             3.54%
Arizona .....................      137         12,519,860.89             3.47%
Pennsylvania ................      153         11,551,242.60             3.20%
Maryland ....................      135         10,644,880.28             2.95%
New York ....................       91          9,293,972.14             2.57%
Georgia .....................       98          8,163,194.63             2.26%
Hawaii ......................       39          7,760,583.25             2.15%
North Carolina ..............      100          6,053,535.97             1.68%
Massachusetts ...............       59          6,024,490.87             1.67%
Texas .......................       97          5,944,255.49             1.65%
Michigan ....................       55          4,149,966.26             1.15%
Indiana .....................       64          3,832,341.91             1.06%
Missouri ....................       71          3,763,887.96             1.04%
District of Columbia ........       37          3,641,828.41             1.01%
Minnesota ...................       32          2,860,579.26             0.79%
Virginia ....................       21          2,749,481.46             0.76%
Rhode Island ................       24          1,969,414.29             0.55%
Nevada ......................       18          1,762,423.43             0.49%
South Carolina ..............       27          1,332,284.78             0.37%
Kansas ......................       10          1,067,220.96             0.30%
Wisconsin ...................       18            929,051.58             0.26%
New Mexico ..................        7            792,442.00             0.22%
Idaho .......................        9            616,971.03             0.17%
Delaware ....................        5            381,307.26             0.11%
New Hampshire ...............        2            247,800.00             0.07%
Kentucky ....................        6            246,883.41             0.07%
Iowa ........................        5            243,795.19             0.07%
Oklahoma ....................        4            241,083.29             0.07%
Montana .....................        4            233,617.34             0.06%
Alaska ......................        2            224,568.02             0.06%
South Dakota ................        4            224,128.70             0.06%
Nebraska ....................        2            118,475.00             0.03%
Tennessee ...................        2            114,962.68             0.03%
Wyoming .....................        2            105,240.40             0.03%
Louisiana ...................        2             87,665.91             0.02%
                                 -----       ---------------           ------
     TOTALS                      3,844       $361,200,653.80           100.00%


Item 7.  Financial Statements: Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 1.1 Underwriting Agreement, dated December 11, 1996, between Aames Capital Corporation, as Sponsor, and Greenwich Capital Markets, Inc., as Representative of the several Underwriters named in Schedule I to the Pricing Agreement.

                 1.2 Pricing Agreement, dated December 11, 1996, between Aames Capital Corporation, as Sponsor, and Greenwich Capital Markets, Inc., as Representative of the several Underwriters named in Schedule I thereto.

                 4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                 4.2 Financial Guarantee Insurance Policy issued by the Certificate Insurer, Financial Security Assurance Inc.

                 10.1 Subsequent Transfer Agreement, dated as of January 14, 1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-D.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           AAMES CAPITAL CORPORATION




                                     By: /s/ Gregory J. Witherspoon
                                        ---------------------------------
                                        Gregory J. Witherspoon
                                        Executive Vice President - Finance and
                                        Chief Financial Officer





Dated:  January 28, 1997

                               INDEX TO EXHIBITS


 Exhibit
 Number                              Exhibit
 ------                              -------
   1.1 Underwriting Agreement, dated December 11, 1996, between Aames Capital Corporation, as Sponsor, and Greenwich Capital Markets, Inc., as Representative of the several Underwriters named in Schedule I to the Pricing Agreement

   1.2 Pricing Agreement, dated December 11, 1996, between Aames Capital Corporation, as Sponsor, and Greenwich Capital Markets, Inc., as Representative of the several Underwriters named in Schedule I thereto

   4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, between Aames Capital Corporation, as Seller and Servicer, and Bankers Trust Company of California, N.A., as Trustee

   4.2          Financial Guaranty Insurance Policy issued by the
                Certificate Insurer, Financial Security Assurance Inc.

  10.1 Subsequent Transfer Agreement, dated as of January 14, 1997, between Aames Capital Corporation, as Seller, and Bankers Trust Company of California, N.A., as Trustee for Aames Mortgage Trust 1996-D